FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  US LEC Corp.
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             (Exact name of Registrant as specified in its charter)


          Delaware                                    56-2065535
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


212 South Tryon Street, Suite 1540
 Charlotte, North Carolina                                         28281
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 (Address of principal executive offices)                      (Zip Code)

         Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                      Name of each exchange on which
 to be so registered                      each class is to be registered

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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

         Securities Act registration statement file number to which this form relates: 333-46341 (if applicable)


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         Securities to be registered pursuant to Section 12(g) of the Act:

                             Class A Common Stock
                            ----------------------
                               (Title of class)


                             -----------------------
                                (Title of class)


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the securities registered hereby is set forth under the captions "Description Of Capital Stock" and "Shares Eligible For Future Sale" contained in the Prospectus filed as part of the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-46341) (the "Registration Statement"), which descriptions are incorporated herein by reference.

ITEM 2.           EXHIBITS.

         Exhibit
         Number   Description of Document

         1       Form of Class A Common  Stock  Certificate  (filed as Exhibit
                       No. 4 to the Registration Statement and incorporated herein by reference).

         2       Restated   Certificate  of  Incorporation  of  the  Registrant
                       (filed  as Exhibit  No.  3.1  to the  Registration
                        Statement  and  incorporated herein by reference).

         3        Bylaws of the Registrant (filed as Exhibit No. 3.2 to
                       the Registration Statement and incorporated herein by reference).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)      US LEC Corp.
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Date

By   /s/ David N. Vail
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         David N. Vail
         Chief Financial Officer


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